UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2006

HOLLIS-EDEN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24672	13-3697002
(Commission File No.)	(IRS Employer Identification No.)

4435 Eastgate Mall, Suite 400

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 587-9333

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On August 17, 2006, Richard Hollis, Chairman of the Board, President and Chief Executive Officer, adopted a pre-arranged stock trading plan to sell a portion of his Hollis-Eden stock over time as part of his individual long-term strategy for estate planning, asset diversification and liquidity. Several other members of Hollis-Eden’s senior management team have also recently adopted similar pre-arranged stock trading plans. The terms of Mr. Hollis’ trading plan contemplate potential sales of less than 10% of Mr. Hollis’ total Hollis-Eden stock and option holdings. The transactions under Mr. Hollis’ plan are subject to minimum price requirements and will commence no earlier than October 2006.

The stock trading plans were each adopted in accordance with the requirements of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and Hollis-Eden’s policies regarding its employees’ stock transactions. Rule 10b5-1 trading plans permit insiders to sell fixed portions of their holdings over a designated period of time under pre-arranged written plans that are established at a time when they are not in possession of material non-public information. Such programs provide for regular selling of a predetermined, fixed number of company shares in order to gradually diversify the individual’s investment portfolio, minimize the market effect of share sales by spreading them out over an extended period of time and avoid concerns about initiating transactions while in possession of material non-public information.

The transactions under the above trading plans will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. The Form 4 filings will also be posted on Hollis-Eden’s website at www.holliseden.com. Hollis-Eden does not undertake to report 10b5-1 plans that may be adopted by of any of its officers or directors in the future, or to report any modification or termination of any plan, except to the extent required by law.

The information contained in this report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLIS-EDEN PHARMACEUTICALS, INC.

Dated: August 18, 2006	By:	/s/ Eric J. Loumeau
Eric J. Loumeau
Vice President, General Counsel